Exhibit 10.3

THIS DOCUMENT PREPARED BY AND

AFTER RECORDING RETURN TO:

A. Michelle Willis, Esq.	Cross Reference:
Troutman Sanders LLP
600 Peachtree Street, NE	Mortgage Book Volume 34980, Page 33,
Suite 5200	Allegheny County, Pennsylvania records
Atlanta, Georgia 30308

FOURTH AMENDMENT TO OPEN-END MORTGAGE,
SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND
RENTS AND FIXTURE FILING

This Fourth Amendment to Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (“Amendment”) is dated May 24, 2010, effective as of April 30, 2010, by and between WELLS VAF – 3000 PARK LANE, LLC, a Delaware limited liability company, whose address is 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 (“Mortgagor”), and BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), whose place of business is Bank of America Plaza, Suite 600, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, Attn: Commercial Real Estate Banking (“Administrative Agent”);

W I T N E S S E T H :

WHEREAS, Administrative Agent, certain other financial institutions from time to time party thereto (“Lenders”), and Wells Mid Horizon Value Added Fund I, LLC, a Georgia limited liability company (“Borrower”), have entered into that certain Credit Agreement dated as of June 30, 2006, as amended by that certain First Consolidated Amendatory Agreement dated as of November 21, 2008, by and between Administrative Agent and Borrower, as further amended by that certain Second Consolidated Amendatory Agreement dated as of June 30, 2009, by and between Administrative Agent and Borrower, as further amended by that certain Third Consolidated Amendatory Agreement dated as of September 30, 2009, by and between Administrative Agent and Borrower, as further amended by that certain Fourth Consolidated Amendatory Agreement dated as of December 4, 2009, by and between Administrative Agent and Borrower, as further amended by that certain Fifth Consolidated Amendatory Agreement

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dated February 24, 2010, by and between Administrative Agent and Borrower and as is being amended contemporaneously herewith by the Sixth Consolidated Amendatory Agreement, as hereinafter defined (as amended and as it may hereafter be further amended, modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Credit Agreement”), which Credit Agreement sets forth the terms and conditions of a loan from Administrative Agent and Lenders to Borrower in an original principal amount up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Loan”);

WHEREAS, the Loan is evidenced by that certain Note dated as of June 30, 2009 and, potentially, certain additional Notes upon and of such other date that any additional financial institution becomes a Lender under the Credit Agreement, executed by Borrower and payable to the order of each Lender in the aggregate principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, are hereinafter collectively called the “Note”);

WHEREAS, to secure the Loan, inter alia, Mortgagor made, executed, and delivered to Administrative Agent for the benefit of Lenders that certain Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of January 31, 2008, and recorded in Mortgage Book Volume 34980, Page 33, as Instrument Number 2008-9653, Allegheny County, Pennsylvania records, as amended by that certain First Amendment to Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of June 30, 2009, and recorded in Mortgage Book 36922, Page 320, as Instrument Number 2009-62161, aforesaid records, as further amended by that certain Second Amendment to Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 30, 2009, and recorded in Mortgage Book 37287, Page 130, as Instrument Number 2009-93440, aforesaid records, and as further amended by the certain Third Amendment to Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of December 4, 2009, and recorded in Mortgage Book 37536, Page 417, as instrument Number 2009-114020, aforesaid records (as so amended, and as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other security instruments given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, is herein called the “Mortgage”; the Credit Agreement, the Note, the Mortgage and all other documents executed in connection with the Loan collectively the “Loan Documents”), granting Administrative Agent a lien on certain real property owned by Mortgagor as described therein (the “Property”);

WHEREAS, the Loan will mature on May 30, 2010, and Borrower has requested that Administrative Agent and Lenders extend the maturity date and make certain other amendments to the Loan Documents, and Administrative Agent, Lenders and Borrower are contemporaneously herewith entering into that certain Sixth Consolidated Amendatory Agreement dated on or about the date hereof to effect said extension and other modifications (the “Sixth Amendment”); and

WHEREAS, Administrative Agent and Lenders have agreed to amend the Mortgage as hereinafter provided.

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NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and the sum of Ten and No/100 Dollars ($10.00), paid in hand by each party to the other, the receipt, adequacy and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

1.       Amendment of Loan Documents.  The Mortgage is amended hereby such that all references therein to the “Mortgage” shall be deemed to include all amendments and modifications thereto (including, without limitation, this Amendment), as may now exist or as may be hereafter executed by Mortgagor and Administrative Agent.

2.       Relationship of Mortgagor and Borrower.  Mortgagor acknowledges that it is a wholly owned subsidiary of Borrower. Mortgagor further acknowledges that it received a material and substantial benefit by entering into the Mortgage, and is receiving a material and substantial benefit from the extension of the maturity of the Credit Agreement, because Borrower made funds available to Mortgagor for the purchase of the Property and without the granting of the Mortgage to Administrative Agent said funds would not have been available to Borrower, and accordingly, Mortgagor acknowledges and agrees that the Mortgage was at the time made supported by reasonable and adequate consideration. Further, Mortgagor did not intend to defraud any of its creditors by execution and delivery of the Mortgage. Mortgagor was not insolvent, and Mortgagor was not rendered insolvent by virtue of such Mortgage. Mortgagor entered into the Mortgage, and is consenting hereby to the Sixth Amendment, after a determination by Mortgagor that, in its opinion, the fair market value of the benefits to be derived by it from such execution of the Mortgage and the extension of maturity effected by the Sixth Amendment equaled or exceeded the cost and expense incurred by Mortgagor under or in connection with the Mortgage.

3.       Consent to Sixth Amendment.  Mortgagor consents to each and every term of the Sixth Amendment and acknowledges that the term of the Credit Agreement is extended thereby.

4.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument; and any signature page from any such counterpart or any electronic facsimile thereof may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

5.       Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania.

6.       Binding; Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

7.       Ratification.    The Loan Documents, as amended herein and by the Sixth Amendment, remain in full force and effect in accordance with their respective terms, and Mortgagor and Administrative Agent hereby ratify and affirm the same. Mortgagor acknowledges that it is fully obligated under the terms of the Mortgage, that it has no offsets or defenses with

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respect to its obligations thereunder, and that it has no claims or counterclaims against Administrative Agent or any of the Lenders, whether related to the Loan or otherwise.

8.       No Novation.  Borrower, Administrative Agent, and Lenders hereby agree that nothing herein or in the other Loan Documents, as modified hereby, shall in any way waive Administrative Agent’s or Lenders’ rights, powers or remedies under the Loan Documents; (ii) shall in any way limit, impair or prejudice Administrative Agent or Lenders from exercising any past, present or future right, power or remedy from and after the date hereof under the Loan Documents; and (iii) shall not constitute or be deemed to be a novation of the indebtedness evidenced and secured by the Loan Documents.

9.       Incorporation of Recitals.    The recitals set forth at the beginning of this Amendment are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Amendment.

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IN WITNESS WHEREOF, Mortgagor and Administrative Agent have executed and sealed this Amendment as of the day and year first above written.

MORTGAGOR:

WELLS VAF – 3000 PARK LANE, LLC, a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its Sole Member

	By:	Wells Investment Management Company, LLC, its Manager

	By:	/s/ Kevin A. Hoover (Seal)
Kevin A. Hoover
President

STATE OF Georgia )
) SS.
COUNTY OF Forsyth )

    I, Tamiko Motley and for said County, in the State aforesaid, do hereby certify that Kevin A. Hoover, the President of Wells Investment Management Company, LLC, the Manager of Wells Mid-Horizon Value-Added Fund I, LLC, the sole member of Wells VAF-3000 Park Lane, LLC, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said officer, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal, this 21 day of May, 2010.

                                 /s/ Tamiko Motley

                                 NOTARY PUBLIC

My Commission Expires:

April 1, 2014

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), as Administrative Agent

By:	/s/ Lissette Rivera-Pauley
Lissette Rivera-Pauley
Senior Vice President

[BANK SEAL]

STATE OF Georgia )
) SS.
COUNTY OF Fulton )

    I, Robin Allen and for said County, in the State aforesaid, do hereby certify that Lissette Rivera-Pauley, the Senior Vice President of Bank of America, N.A., a national banking association, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said officer, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal, this 14th day of May, 2010.

                             /s/ Robin Allen

                             NOTARY PUBLIC

My Commission Expires:

July 13, 2012

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